UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2016

ALDEYRA THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36332	20-1968197
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

131 Hartwell Avenue, Suite 320

Lexington, MA 02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 761-4904

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 9, 2016, Aldeyra Therapeutics, Inc. (“Aldeyra”) issued a press release (the “Press Release”) and is holding a conference call regarding its financial results for the quarter ended March 31, 2016. The Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Various statements to be made during the conference call are “forward-looking statements” under the securities laws, including, but not limited to, statements regarding Aldeyra’s plans for its product candidates. In some cases, you can identify forward looking statements by terms such as, but not limited to, “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “target,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. Such forward- looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions and uncertainties.

Aldeyra is at an early stage of development and may not ever have any products that generate significant revenue. Important factors that could cause actual results to differ materially from those reflected in Aldeyra’s forward-looking statements include, among others, the timing of enrollment, commencement and completion of Aldeyra’s clinical trials, the timing and success of preclinical studies and clinical trials conducted by Aldeyra and its development partners; the ability to obtain and maintain regulatory approval to conduct clinical trials and to commercialize Aldeyra’s product candidates, and the labeling for any approved products; the scope, progress, expansion, and costs of developing and commercializing Aldeyra’s product candidates; the size and growth of the potential markets for Aldeyra’s product candidates and the ability to serve those markets; Aldeyra’s expectations regarding Aldeyra’s expenses and revenue, the sufficiency of Aldeyra’s cash resources and needs for additional financing; the rate and degree of market acceptance of any of Aldeyra’s product candidates; Aldeyra’s expectations regarding competition; Aldeyra’s anticipated growth strategies; Aldeyra’s ability to attract or retain key personnel; the anticipated trends and challenges in Aldeyra’s business and the market in which it operates; and other factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Aldeyra’s Annual Report on Form 10-K for the year ended December 31, 2015 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, which are on file with the Securities and Exchange Commission (SEC) and available on the SEC’s website at www.sec.gov.

In addition to the risks described above and in Aldeyra’s other filings with the SEC, other unknown or unpredictable factors also could affect Aldeyra’s results. No forward-looking statements can be guaranteed and actual results may differ materially from such statements. The information conveyed on the conference call is provided only as of the date of the call, and Aldeyra undertakes no obligation to update any forward-looking statements presented on the call on account of new information, future events, or otherwise, except as required by law.

The information in Item 2.02 of this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors Or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2016, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Aldeyra rescinded 50,000 shares of common stock from the stock option granted on March 16, 2016 to Todd C. Brady, M.D., Ph.D., President and Chief Executive Officer. The number of shares of common stock initially covered by the March 16, 2016 option grant to Dr. Brady inadvertently exceeded the individual annual stock option limitation applicable to option awards under Aldeyra’s 2013 Equity Incentive Plan (the “Plan”). The rescission of the 50,000 excess options brings the grant to Dr. Brady within the limitation of the Plan.

In addition, on May 2, 2016, the Compensation Committee awarded Dr. Brady a restricted stock unit award representing 27,096 shares of Aldeyra’s common stock (the “RSU Award”). The RSU will vest ratably in equal annual installments over a four-year period beginning on May 3, 2017, provided that Dr. Brady has provided continuous service to Aldeyra through the applicable vesting date.

Item 7.01. Regulation FD Disclosure.

As reported under Item 8.01 of this Current Report on Form 8-K, Aldeyra also announced in the Press Release its randomized, parallel-group, investigator-masked, active-controlled Phase II clinical trial of NS2 ophthalmic solution in patients with noninfectious anterior uveitis demonstrated that NS2 was not statistically different from corticosteroid therapy in reducing inflammatory cell count in the anterior chamber of the eye. During a conference call referenced above, Aldeyra’s management will discuss these top-line noninfectious anterior uveitis Phase II clinical trial results. A copy of the presentation being used in connection with this conference call is furnished herewith as Exhibit 99.2 and is incorporated by reference herein.

The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01. Other Events.

On May 9, 2016, Aldeyra also announced in the Press Release that its randomized, parallel-group, investigator-masked, active-controlled Phase II clinical trial of NS2 ophthalmic solution in patients with noninfectious anterior uveitis demonstrated that NS2 was not statistically different from corticosteroid therapy in reducing inflammatory cell count in the anterior chamber of the eye.

The sections of the Press Release above the heading “Additional Recent Highlights” discussing the results of the Phase II clinical trial of NS2 are hereby incorporated by reference into this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Aldeyra Therapeutics, Inc. Press Release dated May 9, 2016

99.2	Aldeyra Therapeutics, Inc. Presentation dated May 9, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDEYRA THERAPEUTICS, INC.

By:	/s/ Todd C. Brady, M.D., Ph.D.
Name: Todd C. Brady, M.D., Ph.D. Title: President and Chief Executive Officer

Dated: May 9, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Aldeyra Therapeutics, Inc. Press Release dated May 9, 2016

99.2	Aldeyra Therapeutics, Inc. Presentation dated May 9, 2016